                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                                       FOR
                                 W. RAY WALLACE

                                 AMENDMENT NO. 1

     WHEREAS, the Board of Directors wishes to amend the definition of "Annual Compensation" to reflect annual earnings based on "earned" incentive compensation rather than "paid," the definition of "Annual Compensation" shall become as follows:

          "Annual Compensation" shall mean the base, incentive, deferred and other compensation earned by the Employee for a particular fiscal year, but shall not include pension, profit sharing or other retirement plan contributions or benefits, the grant or exercise of stock options, life and health insurance premiums or benefits, medical reimbursements, reimburse expenses, deferred incentive not ultimately paid, or any other perquisites.

     IN WITNESS WHEREOF, the Company and Employee have executed this Amendment on this 14th day of September 1995, effective as of the date the original plan was approved by the Board of Directors of the Company.

                                             TRINITY INDUSTRIES, INC.

                                             By: /s/ JACK CUNNINGHAM
                                                -------------------------------
                                                Jack Cunningham
                                                Vice President

                                                /s/ W. RAY WALLACE
                                                -------------------------------
                                                W. Ray Wallace

                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                               FOR W. RAY WALLACE
                                 AMENDMENT NO 2

         The Supplemental Retirement Benefit Plan (the "Plan"), effective as of July 18, 1990 between Trinity Industries, Inc. (the "Company") and W. Ray Wallace, is hereby amended, effective as of May 6, 1997, as set forth below.

         Any term which is not defined below shall have the meaning set forth for such term in the Plan.

         1. Section 4 of the Plan is hereby amended and restated by adding the following sentence at the end thereof:

     Notwithstanding the foregoing or the provisions of Section 5 hereof, in the event of a Change in Control of the Company (as hereinafter defined), the actuarial value of his Supplemental Retirement Benefits shall be paid into a trust immediately following a Change in Control and, upon termination of employment following a Change in Control, paid in a lump sum to Mr. W. Ray Wallace within five days following such termination.

         2. Section 6 of the Plan is hereby amended and restated to read as follows:

                                       6.

                     MATERIAL CHANGES AFFECTING THE COMPANY

          In the event of a Change in Control (as hereinafter defined), the Company shall deposit in trust for Employee with a national bank designated by Employee that has offices in Dallas, Texas and a capital and surplus of not less than Twenty-Five Million Dollars, as trustee, the actuarial equivalent of the Supplemental Retirement Benefits payable hereunder, calculated as if such Supplemental Retirement benefits commence twenty (20) days after the date of such Change in Control. The terms of the trust shall provide (a) for payments comparable to the payments that the Company would otherwise pay under this Agreement, (b) shall create a spendthrift trust and (c) shall otherwise be in form and substance determined by Employee.

          For purposes hereof, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

               (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

               (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 6, 1997, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 6, 1997 or whose appointment, election or nomination for election was previously so approved or recommended; or

               (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (IV) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     For purposes hereof,

     "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
     (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         3. The definition of "Annual Compensation" in Section 8 of the Plan is hereby amended and restated as follows:

          "Annual Compensation" shall mean the base, incentive, deferred and other compensation earned by the Employee in respect of a particular fiscal year, but shall not include pension, profit sharing or other retirement plan contributions or benefits, the grant or exercise of stock options, life and health insurance premiums or benefits, medical reimbursements, reimbursed expenses, or any other perquisites.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company and Executive has executed this Amendment as of the day and year first above written.


                                        TRINITY INDUSTRIES, INC.

                                        By: /s/ JESS HAY
                                           ------------------------------------


/s/ W. RAY WALLACE
--------------------------
W. RAY WALLACE

                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                               FOR W. RAY WALLACE
                                 AMENDMENT NO. 3

     The Supplemental Retirement Benefit Plan (the "Plan"), effective as of July 18, 1990 between Trinity Industries, Inc. (the "Company") and W. Ray Wallace, is hereby amended, effective as of September 10, 1998 as set forth below:

     1. The last sentence of Section 4 of the Plan is hereby deleted in its entirety and replaced by the following:

        Notwithstanding the foregoing or the provisions of Section 5 hereof, in the event of and immediately following a Change in Control of the Company (as hereinafter defined), the Company shall contribute to the Trinity Industries, Inc. Supplemental Retirement and Deferred Compensation Trust an amount equal to the actuarial present value of Employee's Supplemental Retirement Benefits which shall be credited to a separate account for Employee pursuant to said Trust. For purposes of this Section 4 and Section 5 hereof, "actuarial present value" shall be determined using the 1983 Group Annuity Mortality Table and the interest rate which would be used by the PBGC as of the first day of the calendar year in which the determination is being made for valuing lump sum payments upon a plan termination or a reasonably determined equivalent thereof if such rate is no longer published.

     2. Section 5 of the Plan is hereby amended by adding the following to the end thereof:

        At any time after Employee begins to receive monthly payments under this Plan, if Employee so requests, 90% of the actuarial present value of any remaining Supplemental Retirement Benefits to be paid hereunder shall be paid to Employee in the form of a single lump sum payment in cash no later than 15 days following receipt of Employee's written request therefor by the Company. The remaining 10% shall be forfeited at the time of the distribution.

     3. Section 6 of the Plan is hereby amended by deleting the first paragraph thereof in its entirety.

     4. The Plan is hereby amended by adding the following new Section to the end thereof:

                                       9.

                           AMENDMENT AND TERMINATION

        This Agreement may be amended or terminated only in a writing signed by Employee and a duly authorized representative of the Company.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company and Executive has executed this Amendment on this 21st day of December 1998.

                                             TRINITY INDUSTRIES, INC.

                                             By: /s/ JACK CUNNINGHAM
                                                 ------------------------------
                                                 Title:  Vice President


/s/ W. RAY WALLACE
--------------------------
W. Ray Wallace